LEASE TERMINATION AGREEMENT
                           ---------------------------

     This Lease Termination Agreement, dated as of the _____ day of June, 2007 (the "AGREEMENT"), is entered into by and between Teachers Insurance and Annuity Association of America, for the benefit of its Real Estate Account, as successor to Metropolitan Life Insurance Company ("TEACHERS"), and CDSS Wind Down Inc., f/k/a Citadel Security Software Inc. ("CDSS").

     WHEREAS, on or about May 28, 2004, CDSS entered into that certain Office Lease Agreement at Two Lincoln Centre Between Metropolitan Life Insurance Company and Citadel Security Software, Inc., as amended and/or modified (the "LEASE"), a copy of which is attached hereto as Exhibit A and incorporated herein by reference; and

     WHEREAS, pursuant to the Lease, CDSS leased Suite 1600 in Two Lincoln Centre, 5420 LBJ Freeway, Dallas, Texas 75240 (the "PREMISES") for a term of ninety-six (96) months, commencing on September 1, 2004 and terminating on August 31, 2012; and

     WHEREAS, Teachers acquired the building in which CDSS had leased the Premises, as well as Metropolitan's rights under the Lease; and

     WHEREAS, CDSS has sold substantially all of its assets (the "Asset Sale") and has ceased substantially all of its business and operations on the Premises; and

     WHEREAS, Teachers is willing to terminate the Lease prior to August 31, 2012 and release CDSS from further obligations under the Lease on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, and other provisions contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CDSS and Teachers hereby agree as follows:

     1. CDSS shall surrender and deliver possession of the Premises to Teachers on or before the later of June 30, 2007 or ten days after Teachers has provided the notice set forth in Section 8 (the "Move-Out Date"); provided, however, that Teachers and/or its agents, representatives and contractors shall, at any and all times prior to the Move-Out Date, be entitled to enter the Premises and to conduct all activities in or about the Premises as Teachers deems appropriate to build out, modify, renovate, and/or otherwise prepare the Premises for occupancy by a new tenant on July 1, 2007.

     2. CDSS shall be responsible for payment of rent through June 30, 2007. CDSS' security deposit in the amount of $52,000.00 shall be applied by Teachers as payment in full for all rent due by CDSS through June 30, 2007.

     3. CDSS shall pay and deliver to Teachers the additional sum of $500,000.00 by cashiers or certified check by the earlier of: a) June 30, 2007; or b) within five (5) days after receipt of written notice from Teachers that Teachers has executed a lease agreement with a


LEASE TERMINATION AGREEMENT - PAGE 1
replacement  tenant  for  the  Premises.

     4. CDSS shall transfer and convey or cause to be transferred and conveyed to Teachers all right, title and interest in the furniture, equipment, and other personal property located in the Premises and listed in Exhibit B, which is attached hereto and incorporated herein by reference (the "Personal Property") and shall accomplish same through the execution of a warranty bill of sale, the form of which is attached hereto as Exhibit C. CDSS represents and warrants to Teachers that the Personal Property shall be transferred and conveyed to Teachers free and clear of any liens, encumbrances, security interests, or claims of any kind or nature. The Personal Property shall not include any of the following items located in the Premises, all of which are identified on the attached Exhibit D and shall remain the property of CDSS and which shall be removed from the Premises by CDSS on or before the Move-Out Date:
a) artwork; b) TV monitors; c) computers and computer components; d) printers, fax machines, and leased equipment; e) reception area furniture other than millwork; f) personal effects and documentation; g) Citadel signage; h) supplies and computer parts; i) file cabinets located inside storage areas; and j) racks and equipment inside the server room (except for any components or other equipment necessary for the use or operation of the UPS, security, or telephone systems).

     5. The Lease shall terminate as of June 30, 2007 (the "Termination Date"). The Termination Date shall be the termination date as such term is defined on page 4 of the Lease for all purposes. It is the parties' intent only to terminate the Lease early, as if the Termination Date was the original lease termination date contained in the Lease, leaving all other rights, obligations, responsibilities or liabilities, if any, as set forth in the Lease, unchanged. Thus, except as otherwise provided herein, the parties' rights, obligations, responsibilities or liabilities upon termination of the Lease as set forth herein, shall be governed by the Lease, just as if the Lease was terminated in accordance with the terms of the Lease. For example, Tenant shall surrender the Premises in the condition required in Section 12 of the Lease.

     6. CDSS and Teachers agree to perform any further acts, and execute and deliver any further documents, including but not limited to bills of sale, that may be reasonably necessary to carry out the provisions of this Agreement.

     7. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective heirs, successors, and permitted assigns.

     8. THIS AGREEMENT, AND ALL OF THE RIGHTS AND OBLIGATIONS OF THE PARTIES CONTAINED HEREIN, SHALL BE STRICTLY CONTINGENT UPON TEACHERS' EXECUTION OF A LEASE AGREEMENT (WHICH SHALL BE ACCEPTABLE TO TEACHERS IN ITS SOLE AND ABSOLUTE DISCRETION) WITH A REPLACEMENT TENANT FOR THE PREMISES ON OR BEFORE JUNE 14, 2007. IN THE EVENT THAT TEACHERS DOES NOT EXECUTE A LEASE AGREEMENT WITH A REPLACEMENT TENANT FOR THE PREMISES ON OR BEFORE JUNE 14, 2007, THIS AGREEMENT SHALL BE NULL AND VOID, AND THE LEASE SHALL CONTINUE IN FULL FORCE AND EFFECT PURSUANT TO ITS TERMS. TEACHERS SHALL PROVIDE PROMPT NOTICE TO CDSS AS TO WHETHER IT HAS ENTERED INTO THE LEASE AGREEMENT WITH A REPLACEMENT TENANT.


LEASE TERMINATION AGREEMENT - PAGE 2

     9. Each signatory to this Agreement represents and warrants that he or she is fully and legally authorized to execute this Agreement on behalf of the party for whom he or she is signing.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        TEACHERS INSURANCE AND ANNUITY
                                        ASSOCIATION OF AMERICA, FOR THE
                                        BENEFIT OF ITS REAL ESTATE ACCOUNT


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



                                        CDSS WIND DOWN INC.,
                                         F/K/A CITADEL SECURITY SOFTWARE, INC.



                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


LEASE TERMINATION AGREEMENT - PAGE 3